Exhibit 24.1

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Robert A. Bradway
Robert A. Bradway

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Lynne M. Doughtie
Lynne M. Doughtie

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed of this 12th day of December 2022.

/s/ David L. Gitlin
David L. Gitlin

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Lynn J. Good
Lynn J. Good

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Stayce D. Harris
Stayce D. Harris

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Akhil Johri
Akhil Johri

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ David L. Joyce
David L. Joyce

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Lawrence W. Kellner
Lawrence W. Kellner

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Steven M. Mollenkopf
Steven M. Mollenkopf

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ John M. Richardson
John M. Richardson

POWER OF ATTORNEY

The undersigned, being a director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Ronald A. Williams
Ronald A. Williams

POWER OF ATTORNEY

The undersigned, being an officer and director of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of Brian J. West and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ David L. Calhoun
David L. Calhoun

POWER OF ATTORNEY

The undersigned, being an officer of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Brian J. West
Brian J. West

POWER OF ATTORNEY

The undersigned, being an officer of The Boeing Company, a Delaware corporation (the “Company”), hereby constitutes and appoints each of David L. Calhoun, Brian J. West, and John C. Demers, signing singly, the undersigned’s true and lawful attorney-in-fact and agent with full and several power of substitution and resubstitution to execute a registration statement on Form S-8 under the Securities Act of 1933, as amended, and thereafter to execute any amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, in such forms as they or any one of them may approve, hereby granting to each such attorney-in-fact and agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done to the end that such registration statement shall comply with the Securities Act of 1933, as amended, and the applicable rules and regulations adopted or issued pursuant thereto, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of December 2022.

/s/ Carol J. Hibbard
Carol J. Hibbard